EXHIBIT 10.52


                              SIXTH AMENDMENT


          SIXTH AMENDMENT, dated as of April 7, 1999 (this "Amendment"), to the Credit Agreement, dated as of October 16, 1996, as heretofore amended (the "Credit Agreement"), among GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Company"), the several lenders from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                            W I T N E S S E T H:
                            - - - - - - - - - -


          WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Company has requested that the Administrative Agent and the Required Lenders amend certain provisions of the Credit Agreement; and

          WHEREAS, the Administrative Agent and the Required Lenders are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

          2. Amendment to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting at the end of the definition for "Applicable Margin" in such subsection the following:

          "Notwithstanding the foregoing, from the `Closing Date' of the Term Loan Agreement and until the date which is six months thereafter, the Applicable Margin for Eurodollar Loans will not be less than 1.00%."

          (b) Subsection 1.1 of the Credit Agreement is hereby further amended by inserting after the words "is less than 1.50 to 1.00" where they appear in the definition for "Leverage Ratio Level VI" in such subsection the words "but greater than or equal to 0.75 to 1.00".

          (c) Subsection 1.1 of the Credit Agreement is hereby further amended by inserting after the words "other than the Loans and other Obligations" where they appear in the definition for "Net Proceeds" in such subsection the words "and obligations under the Term Loan Agreement".

          (d) Subsection 1.1 of Credit Agreement is hereby further amended by adding the following new definitions in the appropriate alphabetical order:

               "' Collateral Agent': Chase, in its capacity as collateral agent under the Pledge Agreements and any security agreements executed and delivered pursuant to subsection 7.8."

               "' Leverage Ratio Level VII': shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 0.75 to 1.00."

               "' Term Loan Agreement': the Term Loan Agreement, dated as of April 15, 1999, as amended, supplemented or otherwise modified from time to time, among the Company, the several lenders from time to time parties thereto and the Administrative Agent."

          3. Amendment to Subsection 7.8(a). Subsection 7.8(a) of the Credit Agreement is hereby amended by deleting the phrase ", at any time that the Leverage Ratio then in effect is not less than or equal to 1.5:1.0," where it appears in such subsection.

          4. Amendments to Subsection 8.1. (a) Subsection 8.1(h) of the Credit Agreement is hereby amended by deleting the word "and" where it appears at the end of such subsection.

          (b) Subsection 8.1(i) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof ";and".

          (c) Subsection 8.1 of the Credit Agreement is hereby amended by adding the following new paragraph (j) at the end of such subsection:

          "(j) Indebtedness incurred under the Term Loan Agreement."

          5. Amendments to Subsection 8.2. (a) Subsection 8.2(n) of the Credit Agreement is hereby amended by deleting the word "and" where it appears at the end of such subsection.

          (b) Subsection 8.2(o) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof ";and".

          (c) Subsection 8.2 of the Credit Agreement is hereby amended by adding the following new paragraph (p) at the end of such subsection:

          "(p) Liens securing Indebtedness incurred under the Term Loan Agreement."

          6. Amendment to Subsection 9(e). Subsection 9(e) of the Credit Agreement is hereby amended by inserting after the words "would equal or exceed $10,000,000; or" where they appear in such subsection the words "an Event of Default shall occur and be continuing under the Term Loan Agreement; or".

          7. Amendment to Subsection 10.8. Subsection 10.8 of the Credit Agreement is hereby amended by adding at the end of such subsection the following sentence:

          "Each Lender acknowledges that Chase is the administrative agent and a lender under the Term Loan Agreement."

          8. Amendment to Section 10. Section 10 of the Credit Agreement is hereby amended by adding at the end of such Section the following new subsection 10.10:

               "10.10. Collateral Agent. Each Lender irrevocably designates and appoints Chase as the Collateral Agent under the Pledge Agreements and any security agreements executed and delivered pursuant to subsection 7.8. Each Lender agrees that the Collateral Agent shall be entitled to the same rights and indemnities in its capacity as such as is the Administrative Agent and the provisions of this Section 10 shall apply to the Collateral Agent to the same extent they apply to the Administrative Agent, mutatis mutandis."

          9. Amendment to Subsection 11.1(a). Subsection 11.1(a) of the Credit Agreement is hereby amended by deleting the phrase ", provided that no vote or consent of the Administrative Agent or any Lender shall be required to release automatically the Collateral under any Pledge Agreement in accordance with the terms thereof at any time that the Leverage Ratio is 1.5:1.0 or less" where it appears in such subsection.

          10. Amendment to Subsection 11.5. Subsection 11.5(a) of the Credit Agreement is hereby amended by inserting immediately after the phrase "to pay or reimburse the Administrative Agent" where it appears in such subsection the parenthetical "(which term shall include the Collateral Agent for purposes of this subsection 11.5)".

          11. Amendment to Annex A. Annex A to the Credit Agreement is hereby amended by deleting the Pricing Grid contained therein in its entirety and substituting in lieu thereof the following:

                                Pricing Grid
                                ------------

                               Eurodollar            ABR          Commitment
   Leverage Ratio Level     Applicable Margin  Applicable Margin   Fee Rate
   --------------------     -----------------  -----------------   --------

            I                     2.25%              1.25%          0.500%

           II                     2.00%              1.00%          0.375%

          III                     1.75%              0.75%          0.375%

           IV                     1.50%              0.50%          0.300%

            V                     1.25%              0.25%          0.300%

           VI                     1.00%                 0%          0.250%

          VII                     0.75%                 0%          0.250%


          12. Further Amendments. The Credit Agreement is hereby further amended by deleting the term "Administrative Agent" where it appears in the definitions of "Company Pledge Agreement", "Holdings Pledge Agreement" and "Subsidiary Pledge Agreement" and in subsections 4.6(b)(ii), 6.1(b), 7.8(a), 7.8(c)(i), 7.8(d), 8.6(f) and 9(j)(i) and substituting in lieu thereof in each case the term "Collateral Agent".

          13. Pledge Agreements. (a) Each Pledge Agreement is hereby amended by deleting subsection 7(c) of such Pledge Agreement in its entirety.

          (b) The Lenders hereby authorize the Administrative Agent and the Collateral Agent to enter into such modifications to the forms of the Pledge Agreements as they decide in their reasonable discretion will enable the Obligations to be secured equally and ratably with the obligations of Holdings, the Company and their Subsidiaries under the Term Loan Agreement.

          14. Guarantees. The Lenders hereby authorize the Administrative Agent and the Collateral Agent to enter into such modifications to the forms of the Guarantees as they decide in their reasonable discretion will enable the Obligations to be secured equally and ratably with the obligations of Holdings, the Company and their Subsidiaries under the Term Loan Agreement.

          15. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Administrative Agent and the Required Lenders.

          16. Representations and Warranties. The Company hereby represents and warrants that each of the representations and warranties in or pursuant to Section 5 of the Credit Agreement or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the date hereof (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          17. Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          18. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

          19. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          20. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                    GULFSTREAM DELAWARE CORPORATION


                                    By:/s/ Robert L. Williams
                                       ---------------------------------
                                       Title: Treasurer


                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent and as
                                    a Lender


                                    By:/s/ William J. Caggiano
                                       ---------------------------------
                                       Title: Managing Director


                                    ARAB BANKING CORP.


                                    By:/s/ Louise Bilbro
                                       ---------------------------------
                                       Title: Vice President


                                    BANK OF AMERICA, NT&SA


                                    By:/s/ Michelle L. Hilse
                                       ---------------------------------
                                       Title: Vice President


                                    BANK OF NEW YORK


                                    By:/s/ David C. Siegel
                                       ---------------------------------
                                       Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST


                                    By:
                                       ---------------------------------
                                       Title:

                                    CAPTIVA FINANCE LTD.


                                    By:/s/ John H. Cullinane
                                       ---------------------------------
                                       Title: Director


                                    CERES FINANCE LTD.


                                    By:/s/ John H. Cullinane
                                       ---------------------------------
                                       Title: Director


                                    MEDICAL LIABILITY MUTUAL INSURANCE

                                    By: Chancellor LGT Senior Secured
                                    Management, Inc., as Investment Manager


                                    By:
                                       ---------------------------------
                                       Title:


                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.


                                    By:
                                       ---------------------------------
                                       Title:


                                    By:
                                       ---------------------------------
                                       Title:

                                    CITIBANK, N.A.


                                    By:/s/ Timothy L. Freeman
                                       ---------------------------------
                                       Title: Director


                                    CREDIT LYONNAIS


                                    By:/s/ Philippe Soustra
                                       ---------------------------------
                                       Title: Senior Vice President


                                    SUN TRUST  BANK, ATLANTA


                                    By:/s/ R. Michael [ILLEGIBLE]
                                       ---------------------------------
                                       Title: First Vice President


                                    By:/s/ Susan K. Roache
                                       ---------------------------------
                                       Title: Banking Officer


                                    BANKBOSTON, N.A.


                                    By:/s/ Cheryl J. Carangelo
                                       ---------------------------------
                                       Title: Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:/s/ Kristin H. Hertel
                                       ---------------------------------
                                       Title: Vice President


                                    INDUSTRIAL BANK OF JAPAN, LTD.


                                    By:
                                       ---------------------------------
                                       Title:

                                    KREDIETBANK


                                    By:
                                       ---------------------------------
                                       Title:


                                    LTCB TRUST COMPANY


                                    By:
                                       ---------------------------------
                                       Title:


                                    LEHMAN COMMERCIAL PAPER INC.


                                    By:/s/ Michele Swanson
                                       ---------------------------------
                                       Title: Authorized Signatory


                                    HSBC BANK USA
                                    [formerly Marine Midland Bank]


                                    By:/s/ Christopher F. French
                                       ---------------------------------
                                       Title: Authorized Signatory


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Asset Management,
                                    L.P., as Investment Advisor


                                    By:
                                       ---------------------------------
                                       Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC.


                                    By:
                                       ---------------------------------
                                       Title:


                                    MITSUBISHI TRUST & BANKING
                                    CORPORATION


                                    By:
                                       ---------------------------------
                                       Title:


                                    NATIONSBANK, N.A.


                                    By:/s/ Michelle L. Hilse
                                       ---------------------------------
                                       Title: Vice President


                                    PNC BANK, N.A.


                                    By:
                                       ---------------------------------
                                       Title:


                                    SOCIETE GENERALE


                                    By:/s/ [ILLEGIBLE]
                                       ---------------------------------
                                       Title: Vice President


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:/s/ [ILLEGIBLE]
                                       ---------------------------------
                                       Title: Senior Vice President


                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By:/s/ Jeffrey W. Mallet
                                       ---------------------------------
                                       Title: Senior Vice President
                                              and Director


                                    KZH III LLC


                                    By:/s/ Virginia Conway
                                       ---------------------------------
                                       Title: Authorized Agent



The undersigned guarantors hereby
consent to the foregoing Amendment:

GULFSTREAM AEROSPACE CORPORATION,
  a Delaware Corporation

By:
   ---------------------------------
   Title:


GULFSTREAM AEROSPACE CORPORATION,
  a Georgia Corporation

GULFSTREAM AEROSPACE CORPORATION,
  D/B/A GULFSTREAM AEROSPACE
  TECHNOLOGIES, an Oklahoma
  Corporation

GULFSTREAM AEROSPACE CORPORATION,
  a California Corporation


By:
   ---------------------------------
   Title: